SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Properties, LLC	Delaware	Kelly Properties

Kelly Receivables Funding, LLC	Delaware	Kelly Receivables Funding

Kelly Receivables Services, LLC (a subsidiary of Kelly Properties, LLC)	Delaware	Kelly Receivables Services

Kelly Services (Ireland), Ltd. (a subsidiary of Kelly Properties, LLC)	Delaware	Kelly Services

Kelly Services (UK) Ltd. (a subsidiary of Kelly Services Management S.a.r.l.)	United Kingdom	Kelly Services, Ltd.

Kelly Payroll Services Limited (a subsidiary of Kelly Services (UK) Ltd.)	United Kingdom	Kelly Services, Ltd.

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	Netherlands	Kelly Services

Kelly Administratiekantoor, B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	Netherlands	Kelly Services

Kelly Managed Services (Nederland) B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	Netherlands	Kelly Services

Kelly Services Norge AS (a subsidiary of Kelly Services Management S.a.r.l.)	Norway	Kelly Services

Kelly Services Management AS (a subsidiary of Kelly Services Norge AS)	Norway	Kelly Services

Kelly Services Mexico, S.A. de C. V. (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Mexico	Kelly Services

Outsourcing de Servicios y Manufactura, S.A. (a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, LLC)	Mexico	Kelly Services

QSM, S.A. de C.V. (a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, LLC)	Mexico	Kelly Services

Kelly Services (Suisse), SA	Switzerland	Kelly Services

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Management S.a.r.l. (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Switzerland	Kelly Services

Kelly Services Management SCS (a subsidiary of Kelly Services Management S.a.r.l. and Kelly Services (Suisse), SA)	France	Kelly Services

Kelly Services France, S.A.S. (a subsidiary of Kelly Services Management SCS)	France	Kelly Services

Kelly Services, S.A.S. (a subsidiary of Kelly Services France, S.A.S.)	France	Kelly Services

Competences RH, S.a.r.l. (a subsidiary of Kelly Services France, S.A.S.)	France	Competences RH

Kelly Services Luxembourg, S.a.r.l.	Luxembourg	Kelly Services

Kelly Outsourcing & Consulting Group, S.a.r.l. (a subsidiary of Kelly Services Luxembourg, S.a.r.l.)	Luxembourg	Kelly Services

Kelly Services S.p.A. (a subsidiary of Kelly Services, Inc. and Kelly Properties LLC)	Italy	Kelly Services

Kelly Management Services, S.r.l. (a subsidiary of Kelly Services S.p.A.)	Italy	Kelly Management Services

Kelly Services Seleccion y Formacion, S.L.	Spain	Kelly Services

Kelly Services CIS, Inc.	Delaware	Kelly Services

LLC Kelly Services CIS (a subsidiary of Kelly Services Management Sarl)	Russia	Kelly Services

LLC Kelly Services IT solutions (a subsidiary of LLC Kelly Services CIS and Kelly Services Management Sarl)	Russia	Kelly Services

Kelly Services Deutschland GmbH	Germany	Kelly Services

Kelly Services GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

access KellyOCG GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	access

access Recruiting Services GmbH (a subsidiary of access KellyOCG GmbH)	Austria	access

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Interim (Belgium) SPRL (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Belgium	Kelly Services

Kelly Services Outsourcing and Consulting Group SA/NV (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Belgium	Kelly Services

Kelly Services Sverige AB	Sweden	Kelly Services

Kelly Services AB (a subsidiary of Kelly Services Sverige AB)	Sweden	Kelly Services

Kelly Services – Empressa De Trabalho Temporario, Unipessoal, Lda.	Portugal	Kelly Services

Kelly Services – Gestao De Processos, Lda. (a subsidiary of Kelly Services – Empressa De Trabalho Temporario, Unipessoal, Lda. and Kelly Services, Inc.)	Portugal	Kelly Services

Kelly Services Hungary Staffing, LLC (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Hungary	Kelly Services

LLC Kelly Services Ukraine	Ukraine	Kelly Services

Kelly Services Poland Sp.zo.o.	Poland	Talents

Toner Graham Limited (a subsidiary of Kelly Services (UK) Ltd.)	United Kingdom	Toner Graham

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd. (a subsidiary of Kelly Services (Singapore) Pte. Ltd.)	Singapore	BTI Consultants

P-Serv Pte. Ltd. (a subsidiary of Kelly Services (Singapore) Pte. Ltd.)	Singapore	P-Serv

P-Serv (Hong Kong) Ltd. (a subsidiary of P-Serv Pte. Ltd.)	Hong Kong	Kelly Services

Eradekad SDN. BHD.	Malaysia	Kelly Services

Kelly Services (Malaysia), SDN. BHD. (a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)	Malaysia	Kelly Services

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Business Trends Staffing Services, SDN. BHD (a subsidiary of Kelly Services (Malaysia), SDN. BHD	Malaysia	Kelly Services

Agensi Pekerjaan BTI Consultants SDN. BHD. (a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)	Malaysia	BTI Consultants

Era Tenage Sdn. Bhd	Malaysia	Kelly Services

Agensi Pekerjaan Kerjaya Sukses Sdn. Bhd	Malaysia	Kelly Services

BTI Consultants (India) Private Limited (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	India	BTI Consultants

Kelly Services (India) Pvt. Ltd. (a subsidiary of BTI Consultants (India) Pvt. Ltd.)	India	Kelly Services

Kelly Services Holding (Thailand) Co. Ltd.
(a subsidiary of Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly Services (Ireland), Ltd., Kelly Services (Australia), Ltd., and Chayamitra Capital Company Limited)
	Thailand	Kelly Services

BTI Executive Placement (Thailand) Co. Ltd.
(a subsidiary of Kelly Services Holding (Thailand) Co. Ltd., Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly Services (Ireland), Ltd., and Kelly Services (Australia), Ltd.)
	Thailand	BTI Consultants

Kelly Services Staffing & Recruitment (Thailand) Co., Ltd.
(a subsidiary of Kelly Services Holding (Thailand) Co. Ltd., Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly Services (Ireland), Ltd., and Kelly Services (Australia), Ltd.)
	Thailand	Kelly Services

PT Kelly Services Indonesia Ltd. (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Indonesia	BTI Consultants

Kelly Services Japan, Inc.	Japan	Kelly Services

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Investment and Consulting (Shanghai) Co., Ltd.	China	Kelly Investment and Consulting

Kelly Services Brasil Investimentos E Participacoes Ltda. (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Brazil	Kelly Services

Kelly Services Brasil Investimentos E Participacoes II Ltda. (a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)	Brazil	Kelly Services

Tradição Planejamento e Tecnologia de Serviços S.A. (a subsidiary of Kelly Services Brazil Investimentos E Participacoes II Ltda. and Kelly Services Brasil Investimentos E Participacoes Ltda.)	Brazil	Tradição

Tradição Tecnologia e Servicos Ltda. (a subsidiary of Tradição Planejamento e Tecnologia de Serviços S.A. and Kelly Services Brasil Investimentos E Participacoes II Ltda.)	Brazil	Tradição